GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West International Index Fund

(the “Fund”)

Initial Class and Class L Shares

Supplement dated August 2, 2013 to the Prospectus for

Great-West International Index Fund, dated May 1, 2013

The section entitled “Dividends and Capital Gains Distributions” on page 12 of the Prospectus is deleted and replaced with the following:

“Dividends and Capital Gains Distributions

The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus, Summary

Prospectus and Statement of Additional Information.

Please keep this Supplement for future reference.